Exhibit 10.12


                                                                         2/13/96

                                  GROUND LEASE

         1. Parties: Habendum.

         This Ground Lease is made as of the 1st day of July, 1996, by and between Loretta M. Cimeo, George C. Morelli, Joseph P. Morelli, Esther E. Morelli, Thomas W. Morelli, Charles P. Morelli, and John J. Morelli, hereinafter collectively referred to as Landlord, and Promus Hotels, Inc., a Delaware corporation,  hereinafter  referred  to as  Tenant.  Landlord  hereby  leases to
Tenant,  and  Tenant  hereby  hires  from  Landlord  the  Premises   hereinafter
described.

         2. Premises.

         The "Premises" consist of: approximately 4.0 acres of real property located on Swedesford Road in Malvern, East Whiteland Township, PA, as more fully described on Exhibit A attached hereto, together with any buildings and other improvements hereafter constructed thereon (such buildings and other improvements hereafter constructed are hereinafter called the "Improvements"); any and all interests of Landlord in streets adjacent thereto; and any and all other rights and interests of Landlord appurtenant to said parcel and streets. "Ground Leasehold Estate" shall mean all of Tenant's rights and interests under this Ground Lease. "Registry of Deeds" shall mean the land records office or offices in which the deed of the Premises is recorded, as identified on Exhibit A.

         Landlord represents and warrants that Landlord has good and clear record and marketable title to the Premises, subject only to encumbrances identified on Exhibit A. Landlord covenants and agrees not to grant or permit or suffer to attach to the Premises any easement, restriction, lien or other encumbrance affecting the title to the Premises

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during  the  Term of  this  Ground  Lease  other  than  restrictions  and  other encumbrances in the name of Landlord requested by Tenant. Landlord shall have thirty (30) days to bond off or otherwise discharge any encumbrance suffered in violation of the preceding sentence.

         Tenant accepts the Premises "as is" and in their present condition. Tenant hereby acknowledging that Tenant has not been influenced to enter into this Ground Lease by, nor has Tenant relied upon, any warranties and representations of Landlord concerning the physical condition of the Premises, except as follows:

         (a) No notice from any governmental body has been served upon Landlord to date claiming any violation of any law, ordinance, code or regulation;

         (b) No portion of the Premises has been condemned or otherwise taken by
public   authority,   and  Landlord  has  no  actual  knowledge  that  any  such condemnation is threatened or contemplated;

         (c) There are no actions, suits or proceedings pending, or to Landlord's actual knowledge, threatened or contemplated which could have an adverse affect upon the Premises; and

         (d) No portion of the Premises has ever been used for the manufacture or storage of hazardous waste, as defined by applicable state local or federal law.

         The "Original Term" shall be a period of thirty (30) years, commencing upon the first day of the month following execution of this Ground Lease.

         The term "Ground Lease Year" as used in this Ground Lease shall mean each of the consecutive twelve-month periods of the Original Term or of any Extension Term of this Ground Lease.

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         Tenant shall have the absolute and  unconditional  option to extend the
Term of this Ground Lease for one or more of three (3) successive ten (10) year Extension Terms, each on all of the terms and conditions set forth in this Ground Lease. Each such extension option shall be exercisable by written notice from Tenant to Landlord given at least six (6) months before the commencement of each such Extension Term.

         4. Rent.

         During the Term of this Ground Lease, Tenant shall pay rent to Landlord at the address from time to time specified by Landlord pursuant to Paragraph 20, absolutely net without assertion of any counterclaim, setoff, deduction or defense and, except as otherwise expressly provided herein, without abatement, diminution or reduction, in advance in monthly installments on the first day of each month during the Term, in an amount equal to one-twelfth of the Annual Rent specified in this Section.

         The Annual Rent with respect to the first five (5) Ground Lease Years of the Original Term shall be $100,000.

         Upon every fifth (5th) anniversary of the commencement date of the Original Term, the Annual Rent shall be adjusted to equal (i) the product of (A) $100,000, multiplied by (B) a fraction, the numerator of which is the CPI, as defined below, for the last full calendar month preceding such anniversary date (the "Extension Index"), and the denominator of which is the CPI, as defined below, for the last full calendar month preceding the commencement date of the Original Term (the "Beginning Index"), but not to exceed an increase of fifteen percent (15%), and in no event shall the Annual Rent be less than $100,000.

         The "CPI" shall mean the Consumer Price Index for the Metropolitan Philadelphia area. All items, 1982-84=100, as published by the U.S. Department of Labor, or, if such

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index is no longer  published,  the most nearly similar index which is published by the U.S. Department of Labor.

         5. Taxes; Assessments.

         In the event the Premises is a portion of a larger tax parcel, Landlord agrees to use its best efforts to have the Premises designated as a separate parcel for taxing purposes so that the assessed valuation of the land and buildings shall relate only to the land constituting the Premises and to the buildings and improvements constructed on the Premises.

         In the event the Premises is a portion of a larger tax parcel and the Landlord is unable to have the Premises designated as a separate parcel for taxing purposes so that taxes are assessed upon the larger tax parcel of which the Premises is a portion, Tenant agrees to pay that portion of the taxes which is reasonably attributable to the Premises, determined as follows:

         A. In the event the taxes are identified or apportioned by the taxing authorities or are identifiable or apportionable based on valuation or other information furnished by the taxing authority so that the portion of the taxes attributable to the value of the land can be distinguished from the portion of the taxes attributable to the value of the buildings, then as to that portion of the taxes attributable to the value of the land. Tenant will pay a percentage of such portion of the taxes determined by dividing the area of the Premises by the total area of the assessed parcel, and as to the portion of the taxes attributable to the value of the buildings, Tenant will pay a percentage of such portion of the taxes determined by dividing the gross floor area of the

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              building on the Premises by the gross floor area of all  buildings located on the assessed parcel.

         B. In the event the taxes are not identified or apportioned by the taxing authority and are not identifiable or apportionable based on valuation or other information furnished by the taxing authority so that the portion of the taxes attributable to the value of the land cannot be distinguished from the portion of the taxes attributable to the value of the buildings, then as to all taxes, Tenant will pay a percentage of the taxes determined by dividing the area of the Premises by the total area of the assessed parcel.

         Landlord will notify Tenant in writing of any taxes which Tenant is required to pay in accordance with the provisions of this Section. Such notification shall be furnished to Tenant not less than twenty (20) days before the date such taxes are due and shall be accompanied by a copy of the tax bill. Any taxes which Tenant is required to pay shall be paid by it no later than the date on which such taxes are due unless the notification by Landlord is received by Tenant less than twenty (20) days before the date on which such taxes are due, in which event Tenant shall pay such taxes within twenty (20) days after the date of such notification, and Landlord shall be responsible for the payment of any penalties, interest or other charges imposed upon delinquent payment of taxes. In the event the Premises is a portion of a larger tax parcel, then the written notification by Landlord to Tenant of such taxes shall set forth (1) the total taxes on the larger tax parcel accompanied by a copy of the tax bill; (2) whether the total taxes on the larger tax parcel are identifiable or apportionable between land and buildings and if so, the amount of taxes, attributable to the land and the amount of taxes attributable to buildings; and
(3)

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Tenant's  portion of the total  taxes  together  with a  statement  showing  how
Tenant's portion was calculated in accordance with this Section.

         If Tenant fails to pay any taxes which it is required to pay within the time period provided above, Landlord may, at its option, pay said taxes, together with any and all penalties and said amount shall become immediately due and payable as additional rent.

         Tenant shall have the right in its own name, or in Landlord's name where appropriate, but at its own cost and expense, to contest the amount or legality of any taxes which it is obligated to pay hereunder and make application for the reduction thereof, or any assessment upon which the same may be based, and the Landlord agrees, at the request of Tenant, to execute or join in the execution of any instruments or documents necessary in connection with such contest or application. If Tenant shall contest such tax assessment, or other imposition, the time within which Tenant shall be required to pay the same shall be extended until such contest or application shall have been finally determined, except that Tenant shall be responsible for any penalty imposed by the taxing authority resulting from the late payment of taxes due to said contest.

         In no event shall Tenant be liable for payment of any income, estate or inheritance taxes imposed upon Landlord or the estate of Landlord. Tenant shall not pay any income, franchise, excise, sales or excess profits tax levied upon, required to be collected by, or assessed against Landlord.

         Tenant shall, within thirty (30) days after payment thereof, provide Landlord with a photocopy of the tax bill marked "paid" or other suitable evidence that the same has been paid. Not withstanding the specification of such 30-day period, Tenant's obligations under the preceding sentence are expressly agreed to be subject to the general rights of cure by Tenant after notice, as set forth in Paragraph 13, and by any Ground Leasehold


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Mortgagees  after notice,  as set forth in Paragraph  10. If  applicable  law or statute permits the payment of any or all of the above items to be made in installments (whether or not interest accrues on the unpaid balance), Tenant may, at Tenant's election, utilize the permitted installment method, but shall pay each installment with any interest before delinquency or the commencement of tax title proceedings.

         Landlord shall pay and discharge all real estate taxes and other sums due in respect of, or which might become a lien upon, the land of which the Premises are a part except to the extent the same is the responsibility of Tenant under this Ground Lease.

         All payments of taxes or assessments or both, except permitted installment payments for betterments and assessments, shall be prorated for the initial partial tax year included within the Term and for the partial tax year in which the Term expires. For such permitted installment payments, Tenant shall pay only the installment(s) falling due during the Term of this Ground Lease.

         Landlord appoints Tenant as Landlord's attorney-in-fact for the purpose of making all payments to any taxing authorities and for the purpose of contesting any taxes, assessments, or charges, all as hereinabove set forth.

         If either party shall fail to make any payment of taxes, assessments or charges as and when the same is required to be paid by it hereunder and either
(i) such failure shall continue for ten (10) days after receipt by it of notice from the other of such failure or (ii) the other shall in good faith determine that immediate payment is necessary to prevent jeopardy to the other's interest in the land constituting part of the Premises and shall simultaneously give notice to the party required to make such payment to such effect, the other may cure such failure by making such payment, together with any interest and penalty thereon, the amount of which payment, plus interest thereon at a rate two percent

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(2%) above the so-called  "Prime Rate",  "Base Rate" or "Corporate  Rate" of any
successor rate quoted from time to time in the Wall Street Journal (the "Involuntary Interest Rate"), shall be paid by the party required to make such payment upon demand.

         6. Uses.

         Tenant currently intends to use and permit the use of the Premises for the construction, maintenance, and operation of a hotel and accessory uses, but Tenant is not obligated to construct a hotel or any other Improvements on the Premises. If, at any time prior to the commencement of construction of Improvements on the Premises, Tenant determines that Tenant will probably not be able to secure approvals for and construct a hotel of at least 125 rooms. Tenant shall promptly give notice to Landlord of such fact. In such event, Landlord shall have the option to terminate this Ground Lease by written notice to Tenant given within thirty (30) days after such notice from Tenant, in which event the Ground Lease shall terminate on the date when Landlord gives such notice, rent and other amounts paid in advance shall be prorated, and neither party shall have any other obligation to the other. In the event Tenant gives such a notice but Landlord does not elect to terminate the Ground Lease Tenant shall thereafter have the absolute right at any time to use the Premises, or permit them to be used, or any lawful purpose except for adult movies/bookstores or an abortion clinic. In the event that Tenant constructs a hotel on the Premises, the Premises shall be used for hotel and accessory uses only during the first 10 Ground Lease years, and Tenant shall thereafter have the absolute right at any time to use the Premises, or permit them to be used, for any lawful purpose except for adult movies/bookstores or an abortion clinic.

         Tenant may obtain zoning changes and conditional use permits and may enter into agreements restricting use or granting easements in or over the Premises, provided that

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no such  agreements  shall be binding upon  Landlord or the  Premises  after the expiration or termination of the Term of this Ground Lease without Landlord's prior written consent. Landlord shall, at Tenant's request and expense, join with Tenant in applications and proceedings to obtain easements, use and zoning changes at Tenant's expense.

         7. Improvements.

         At any time and from time to time during the Term of this Ground Lease, Tenant shall have the right, but shall not be obligated, to construct or cause to be constructed new buildings and other Improvements on all or any part of the Premises and to demolish, remove, replace, alter, relocate, reconstruct, or add to any buildings and other Improvements now and hereafter constituting part of the Premises in whole or in part, and to modify or change the contour or grade, or both, of the land. All salvage shall belong to Tenant. Notwithstanding the foregoing, except as necessary to comply with Tenant's obligation to maintain the Premises in compliance with Requirements of Law, Tenant shall not have the right to commence any work under this paragraph if there is then a continuing default on the part of Tenant hereunder as to which Landlord has given the required notices and all applicable periods of grace and periods for cure by Tenant and any Ground Leasehold Mortgagees have expired without cure or commencement of cure as in Paragraphs 10 and 13 of this Ground Lease specifically provided ("Terminable Default").

         Any work of demolition, construction, alteration, or repair of Improvements undertaken by or for Tenant during the Term of this Ground Lease in or on the Premises shall be in compliance with all then applicable laws, codes, ordinances, rules, regulations, orders and requirements for permits and approvals, including but not restricted to building permits, zoning and planning requirements, and other such approvals from federal, state,

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county  and  municipal  governmental   authorities  from  time  to  time  having
jurisdiction over the Premises ("Requirements of Law").

         During any major work (as hereinafter defined) or demolition, removal, construction, reconstruction, alteration or repair in or on the Premises, Tenant shall maintain and shall deliver to Landlord prior to the commencement of any major work certificates evidencing insurance coverage for "builder's risk" (including comprehensive public liability) and for worker's compensation covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlord or the Premises. Tenant's obligations under the preceding sentence are expressly agreed to be subject to the general rights of cure by Tenant after notice, as set forth in Paragraph 13 and by any Ground Leasehold Mortgagees after notice, as set forth in Paragraph 10. Notwithstanding the provisions of Paragraph 18, unless Tenant shall provide Landlord with suitable payment and performance bonds insuring completion of the work Tenant shall be personally liable, without limitation, to complete any major work of demolition, removal, construction, reconstruction, alteration or repair of Improvements once begun in or on the Premises, to the point that the Premises are in compliance with all Requirements of Law. However, nothing in the preceding sentence shall obligate Tenant to undertake any work of construction, alteration or repair or, except as expressly set forth herein, affect the rights of Tenant to demolish, remove, alter or replace the Improvements from time to time during the Term of this Ground Lease. Tenant shall, at Landlord's request in each case, provide Landlord with copies of "as built" plans as soon as practicable (but no more than 180 days) after the completion of any major work of construction, alteration or repair in or on the Premises. Tenant's obligations under the preceding sentence are expressly agreed to be subject to the general rights to cure by Tenant after notice, as set forth in

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Paragraph 13, and by any Ground Leasehold  Mortgages after notice,  as set forth in Paragraph 10. "Major work of construction, alteration or repair" shall mean work having an estimated cost exceeding twenty-five percent (25%) of the then value of the Improvements.

         Neither party shall permit to be enforced against the other's interest in the Premises any mechanic's, materialman's, contractor's, or subcontractor's lien arising from any work in or on the Premises, in the case of Tenant, or in or on the land of which the Premises are a part, in the case of Landlord, however such lien may arise. However, each party may in good faith and at its own expense contest the validity of any such asserted lien, provided it has furnished any bond required under applicable lien laws or has otherwise discharged any lien from said Registry of Deeds. If the responsible party shall fail, within thirty (30) days after notice from the other, to bond off any such asserted lien, the other may cure such failure by arranging for such bond and the cost of such bond, plus interest thereon at the Involuntary Interest Rate, shall be paid by the responsible party upon demand.

         Throughout the Term of this Ground Lease, Tenant shall, at Tenant's sole cost and expense, maintain the Premises in accordance with all applicable Requirements of Law and shall not commit waste of the Improvements except, however, that nothing in this sentence defining the duty of maintenance shall be construed as limiting any right given elsewhere in this Ground Lease to demolish, remove, alter or replace the Improvements from time to time during the Term of this Ground Lease.

         Tenant shall have the right, for so long as there exists no Terminable Default, to contest by appropriate judicial or administrative proceedings, without cost or expense to Landlord, the validity or application of any Requirements of Law and Tenant shall not be required to comply with any such Requirements of Law until a reasonable time following final determination of Tenant's contest. Landlord may, but is not required to, contest any such law independently of Tenant. Landlord shall, at Tenant's request execute all documents and otherwise cooperate in Tenant's contest, but without cost or expense to Landlord and without any obligation on the part of Landlord to attend or have any representatives of Landlord attend any proceedings in connection with such contest.

         All Improvements shall be owned by Tenant and Tenant shall have the entire insurable interest in the same until expiration or termination of this Ground Lease, whereupon the same shall, without compensation to Tenant, be and become Landlord's property free and clear of all claims to or against them by Tenant or any third person claiming under Tenant. Tenant shall hold harmless Landlord for any obligations and/or liabilities arising out of Tenant's actions set forth in this paragraph.

         8. Utilities and Services.

         Tenant shall make all arrangements, whether with private providers, governmental authorities and/or public utilities, for all utilities and other like services to the Premises during the Term of this Ground Lease, including, without limitation, electricity, telephone, water, sewage and gas. Landlord shall have no responsibility for such arrangements. The expense, including installation, maintenance, use and servicing, of all utilities and services shall be the direct and sole responsibility of Tenant.

         Landlord grants to Tenant the right to grant to governmental authorities and utility companies, for the purpose of serving only the Premises, rights of way or easements on over the Premises for poles or conduits or both for such utilities and services. Promptly after the recording thereof Tenant shall provide Landlord with a copy of any such rights of way or easement. Tenant's obligations under the preceding sentence are expressly agreed to be subject to the general rights of cure by Tenant, after notice, as set forth in Paragraph 13 and by any Ground Leasehold Mortgagees after notice, as set forth in Paragraph 10 hereof.

         9. Assignments, Subleases of Tenant's Interest.

         Except as set forth herein, Tenant shall have the unrestricted right, from time to time, to assign all or any portion of or any interest in Tenant's interest in this Ground Lease and the Improvements (including the leasehold estate created hereunder) without the prior consent of Landlord, provided that no such assignment shall be valid and effective as against Landlord until there shall be delivered to Landlord a true copy of the written instrument or instruments of assignment containing the name and address of the assignee and an instrument by which the assignee assumes all outstanding obligations of the assignor including all indemnification obligations of the assignors then existing hereunder.

         Upon any such valid assignment of this Ground Lease provided such assignee has a net worth in excess of $5,000,000 adjusted by a factor, the numerator of which is the Extension Index as of the date of such assignment and the denominator of which is the Beginning Index as defined in Section 4, has a good business reputation and experience in hotel operation and management if a hotel has been developed on the leased premises at the time of the assignment, or has a good business reputation and agrees that any improvements to be constructed on the leased premises will be in accordance with applicable township zoning ordinances and standards if a hotel has been developed on the leased premises at the time of the assignment the assignor shall be relieved of all obligations of the Tenant hereunder or under such separate Ground Lease thereafter occurring. A certified statement of net worth of the assignee shall be supplied to Landlord prior to execution of the assignment for verification of net worth.

         Tenant shall have the absolute right to sublet all or any part or parts of the Premises and to assign, encumber, extend, or renew any subleases. Unless otherwise expressly agreed by Landlord in writing, all subleases shall be expressly subject and subordinate to this Ground Lease, it being understood and agreed that no such subleases shall relieve Tenant from Tenant's obligations under this Ground Lease. Any use of the property for adult movies/bookstores or abortion clinic is prohibited.

         10. Ground Leasehold Mortgages; Sale and Ground Leaseback.

         The term "Ground Leasehold Mortgage" as used in this Ground Lease shall include a mortgage, a deed of trust, a deed to secure debt, assignment, security interest, pledge, financing statement, and any other instruments or agreements intended to grant security for a debt or other obligation or other security instrument by which the Ground Leasehold Estate is mortgaged, conveyed, assigned, or otherwise transferred, and shall also include an Institutional Ground Leasehold Mortgage. The term "Institution Ground Leasehold Mortgage" as used in this Ground Lease shall include a Ground Leasehold Mortgage of which the original holder is an institution. The term "Institution" shall mean a savings bank, a commercial bank or trust company (whether acting individually, or in any fiduciary capacity), an insurance company, an educational institution, or a state, municipal or similar public employees' welfare or other pension or retirement fund or system or a private profit sharing trust or fund, or a corporate, private or union pension trust or fund, or any other corporation or entity entitled to exemption from income tax under the Internal Revenue Code of the United States as amended from time to time or any other bank, company, firm, corporation, system, trust, fund or other entity regularly in the business of

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making real estate  mortgage  loans and shall include any of the foregoing  when acting as  trustee  for  another  holder or  holders,  whether or not such other holder or holders are themselves Institutions. The term "Ground Leasehold Mortgagee" and "Institutional Ground Leasehold Mortgagee" as used in this Ground Lease shall refer to the holders of record of Ground Leasehold Mortgages and Institutional Ground Leasehold Mortgages, respectively, which holders shall each be conclusively deemed in each case to have the address last specified for the holder of each such Ground Leasehold Mortgage or Institutional Ground Leasehold Mortgagee, as the case may be in notice to Landlord as provided for in this Paragraph 10. The terms Ground Leasehold Mortgage and Ground Leasehold Mortgagee
include   Institutional  Ground  Leasehold  Mortgage  and  Institutional  Ground
Leasehold Mortgagee, respectively.

         Tenant shall have the absolute right to enter into Ground Leasehold Mortgages on one or more occasions from time to time without the consent of Landlord.

         Each Ground Leasehold Mortgagee may from time to time specify its name and a United States address by notice to Landlord and by recording a copy of such notice with the Registry of Deeds. Landlord shall upon request promptly provide to any Ground Leasehold Mortgagee an acknowledgment of such name and address in recordable form. Whether or not Landlord shall have provided such acknowledgment, the projections and provisions of this Ground Lease applicable to Ground Leasehold Mortgagees shall be applicable to each Ground Leasehold Mortgagee that has recorded a notice as to its name and address in said Registry of Deeds as aforesaid. Any notice to be given by Landlord to a Ground Leasehold Mortgage pursuant to any provisions of this Paragraph 10 shall be deemed properly addressed if sent to the Ground Leasehold Mortgagee at the address specified in such Ground Leasehold Mortgagee's most recent duly recorded notice to Landlord.

         No cancellation (other than a termination hereof by Landlord for a Terminable Default as defined in Paragraph 7), surrender or modification of this Ground Lease or waiver or amendment of any provision of this Ground Lease shall be binding upon or effective as against any Ground Leasehold Mortgagee unless consented to in writing by such Ground Leasehold Mortgagee.

         Landlord, upon providing to Tenant any notice of (i) default under this Ground Lease or (ii) termination of this Ground Lease, shall at the same time provide a copy of such notice to every Ground Leasehold Mortgagee. No such notice by Landlord to Tenant shall be deemed to have been duly given unless and until a copy thereof has been so provided to every Ground Leasehold Mortgagee. From and after such notice of default has been given to a Ground Leasehold Mortgagee, such Ground Leasehold Mortgagee shall have the same period, after the giving of such notice to it, within which to remedy any default or acts or omissions which are the subject matter of such notice or to cause the same to be remedied, as is given Tenant after the giving of such notice to Tenant, plus in the case of Institutional Ground Leasehold Mortgagees only, the additional periods of time specified in the next two succeeding paragraphs of this Paragraph 10 to remedy, commence remedying, or cause to be remedied the defaults or acts or omissions which are the subject matter of such notice specified in any such notice. Landlord shall accept such performance by or at the instigation of such Ground Leasehold Mortgagee for the account of and as if the same had been done by Tenant and such Ground Leasehold Mortgagee shall not thereby be or be deemed to be in possession of the Premises. If two or more Ground Leasehold Mortgagees simultaneously offer to perform for or to remedy some default or act or omission of Tenant, Landlord may elect to accept performance from the Ground Leasehold Mortgagee most senior in lien upon the Ground Leasehold Estate.

         Anything contained in this Ground Lease to the contrary notwithstanding, if any default shall occur which would entitle Landlord to terminate this Ground Lease under Paragraph 13, Landlord shall have no such right to terminate unless, following the expiration of the period of time given Tenant to cure such default or the act or omission which gave rise to such default. Landlord shall give notice of termination to every Institutional Ground Leasehold Mortgagee at least thirty (30) days in advance of the proposed effective date of such termination if such default is capable of being cured by the payment of money, and at least ninety (90) days in advance of the proposed effective date of such termination if such default is not capable of being cured by the payment of money. The provisions of the next succeeding paragraph of this Paragraph 10 shall apply if, during such thirty (30) or ninety (90) day period in advance of the proposed effective date of such termination, any Institutional Ground Leasehold Mortgagee shall:

         (1) notify Landlord of such Institutional Ground Leasehold Mortgagee's intent to nullify such notice, and

         (2) pay or cause to be paid all rent, additional rent, and other monetary obligations of Tenant under this Ground Lease (a) then due and in arrears as specified in such termination notice to such Institutional Ground Leasehold Mortgagee and (b) which may become due during such thirty (30) or ninety (90) day period, and

         (3) comply with all non-monetary obligations of Tenant under this Ground Lease (a) then in default as specified in such termination notice to such

              Institutional Ground Leasehold Mortgagee and (b) which may become applicable during such thirty (30) or ninety (90) day period, but only such non-monetary obligations as are reasonably susceptible of being complied with by such Institutional Ground Leasehold Mortgagee.

         If Landlord shall elect to terminate this Ground Lease by reason of any default of Tenant, and an Institutional Ground Leasehold Mortgagee shall have proceeded in the manner provided for in the immediately preceding paragraph of this Paragraph 10, the specified date for the termination of this Ground Lease as fixed by Landlord in its termination notice shall be extended for a period of six (6) months, provided that such Institutional Ground Leasehold Mortgagee shall, during such six (6) month period;

         (1) Pay or cause to be paid all rent, additional rent and other monetary obligations of Tenant under this Ground Lease as the same become due, and continue to comply with all non-monetary obligations of Tenant, under this Ground Lease, but only such as are reasonably susceptible to being complied with by such Institutional Ground Leasehold Mortgagee; and

         (2) for so long as not enjoined or stayed, take step to acquire or sell the Ground Leasehold Estate by foreclosure or assignment in lieu of foreclosure of the Institutional Ground Leasehold Mortgage or other appropriate means and prosecute the same to completion with due diligence.

If at the end of such six (6) month period such Institutional Ground Leasehold Mortgagee is continuing to comply with subparagraphs (1) and (2) above, this Ground Lease shall not then terminate, and the time for completion by such Institutional Ground Leasehold Mortgagee of its proceedings shall continue so long as such Institutional Ground Leasehold Mortgagee is enjoined or stayed and thereafter so long as such Institutional

Ground Leasehold Mortgagee proceeds to complete steps to acquire or sell the Ground Leasehold Estate by foreclosure or assignment in lieu of foreclosure of the Institutional Ground Leasehold Mortgage or by other appropriate means with reasonable diligence and continuity. Nothing in this paragraph, however, shall be construed to extend this Ground Lease beyond the expiration of the Term of the Ground Lease. If an Institutional Ground Leasehold Mortgagee is complying with this paragraph, upon the acquisition of the Ground Leasehold Estate by such Institution Ground Leasehold Mortgagee or its designee or any other purchaser at a foreclosure sale or otherwise this Ground Lease shall continue in full force and effect as if Tenant had not defaulted under this Ground Lease.

         In the event that this Ground Lease is terminated by operation of the federal Bankruptcy Code or other applicable law, each Institutional Mortgagee shall have the same rights as in the event of a default by Tenant, except that Landlord shall, upon the written request of any Institutional Mortgagee who has complied with the foregoing provisions, execute a new lease with such Institutional Mortgagee on all of the same terms and conditions of this Ground Lease, for the Term which would remain under this Ground Lease if it had not been terminated and on all of the other terms and conditions hereof. In the event that more than one Institutional Mortgagee requests such a new lease Landlord shall grant such new lease to the Institutional Mortgagee requesting such new lease which is prior in lien if they are then in compliance with the terms of the Lease.

         The making of a Ground Leasehold Mortgage shall not be deemed to constitute an assignment or transfer of the Ground Leasehold Estate nor shall any Ground Leasehold Mortgagee, as such, or in the exercise of its rights to perform obligations of Tenant, be deemed to be an assignee or transferee or mortgagee in possession of the

Ground Leasehold Estate so as to require such Ground Leasehold Mortgagee, as such, to assume or otherwise be obligated to perform any of the terms, covenants or conditions on the part of the Tenant to be performed hereunder, except when and then only for so long as such Ground Leasehold Mortgagee enters into possession of the Premises in the exercise of its remedies under the applicable Ground Leasehold Mortgage (as distinct from its rights hereunder to cure Tenant defaults).

         The purchaser at any sale of the Ground Leasehold Estate in any proceedings for the foreclosure of any Ground Leasehold Mortgage, or the assignee or transferee of the Ground Leasehold Estate under any instrument of assignment or transfer in lieu of the foreclosure of any Ground Leasehold Mortgage, shall be deemed to be an assignee or transferee of the Ground Lease and shall be deemed to have assumed all of the obligations of Tenant hereunder from and after the date of such purchase and assignment, but only for so long as such purchaser or assignee is the owner of this Ground Lease and the Ground Leasehold Estate. All restrictions hereunder shall apply to any purchaser at any sale. Any Leasehold Mortgagee or other acquirer of the Ground Leasehold Estate pursuant to foreclosure, assignment in lieu of foreclosure or other proceedings may, upon acquiring the Ground Leasehold Estate, subject to all of the provisions of Paragraph 9. Nothing contained herein shall (i) prevent Landlord from bidding at such a foreclosure or from negotiating directly with any Ground Leasehold Mortgagee for the purchase of the interest of such Ground Leasehold Mortgagee, or (ii) require any Ground Leasehold Mortgagee or its assignee as a condition to its exercise of any rights hereunder to comply with or cure any default of Tenant not reasonably susceptible to being complied with or cured by such Ground Leasehold Mortgagee or its assignee in order to comply with the provisions of this Paragraph 10.

          The failure of any Ground Leasehold Mortgagee to exercise in timely fashion its rights under this paragraph 10 to prevent a termination of this Ground Lease by reason of a default on the part of Tenant hereunder shall be deemed an automatic waiver of such rights if Landlord has otherwise properly elected to terminate this Ground Lease.

          Landlord and Tenant shall cooperate in including in this Ground Lease by suitable amendment from time to time any provision which may reasonably be requested by any current or proposed Institutional Ground Leasehold Mortgagee for the purpose of implementing the mortgagee protection provision contained in this Ground Lease and allowing such Ground Leasehold Mortgagee reasonable means to protect or preserve the lien of the Ground Leasehold Mortgage on the occurrence of a default on the part of Tenant under the terms of this Ground Lease. Landlord and Tenant agree to execute and deliver (and to acknowledge, if necessary, for recording purposes) any agreement necessary to effect any such amendment; provided, however, that any such amendment shall not in any way affect the Term or rent under this Ground Lease nor otherwise in any material respect adversely affect any rights of Landlord under this Ground Lease.

          Notwithstanding anything in this Ground Lease to the contrary, Tenant shall have the absolute right to sell, assign, transfer and convey the Ground Leasehold Estate without the purchaser, assignee, transferee or grantee being deemed to have assumed or becoming obligated to perform any of the terms, covenants or conditions on the part of Tenant to be performed hereunder, provided Tenant simultaneously with such sale, assignment, transfer or conveyance reserves, retains or receives, as part of a financing transaction, a sublease or similar interest commonly known as a "leaseback". In such event, such purchaser, assignee, transferee or grantee shall, upon giving notice to Landlord in accordance with Paragraph 10, be entitled to the rights and projections of a Ground Leasehold Mortgagee (or, if such purchaser, assignee, transferee or grantee is an Institution, of an Institutional Ground Leasehold Mortgagee) under this Ground Lease, and Tenant shall remain liable under this Ground Lease, subject to the rights of assignment set forth in this Ground Lease.


          11. Insurance; Indemnity.

          Tenant may, but shall not have any obligation to, maintain so-called property insurance against fire or other casualty affecting the Improvements from time to time constituting part of the Premises, it being understood, however, that Tenant and any subtenants holding under Tenant shall have the entire insurable interest in such Improvements and that the proceeds of any such insurance shall be applied as set forth in any Ground Leasehold Mortgages or paid to Tenant or its subtenants. Tenant may, but shall not have any obligation to, repair, restore, replace or reconstruct any Improvements damaged by casualty or apply any insurance proceeds to such repair, restoration, replacement or reconstruction; however, if Tenant opts not to repair, replace, or reconstruct any improvements damaged by casualty and Tenant is in default of this Lease, Landlord has the right to attach said proceeds to the extent of the default, subject always to the rights of any Ground Leasehold Mortgagee.

          Tenant shall maintain comprehensive broad form general public liability insurance against claims for bodily injury or death and damage to personal property occurring in or about the Premises or any part thereof or the adjoining sidewalks, curbs, vaults, and vault space, if any, streets or ways, with contractual liability coverage and limits reasonably adequate to protect Landlord and Tenant against judgments from time to time being awarded in Pennsylvania for bodily injury, death and property damage. At the date hereof, such limits shall be at least $10,000,000 combined single limit for injury and death and at least $500,000 for property damage, which limits shall be increased upon notice of request from Landlord but not more frequently than every (3) years to such amounts as are from time to time customarily maintained for similar commercial properties in the municipality in which the Premises are located. Such insurance shall be effected with insurers of recognized responsibility, qualified to do business or subject to service of process in the state in which the Premises are located. Certificates signed by an authorized representative of the insurer or duplicates of such insurance policies shall be furnished to Landlord and other insured parties as evidence that such insurance is maintained by Tenant and in force, where applicable. No such insurance shall be subject to cancellation or reduction without at least thirty (30) days' prior written notice given by the insurance carrier to Landlord and other insured parties. All such policies shall be issued in favor of Ground Leasehold Mortgagees, pursuant to standard mortgagee clauses or endorsements, Tenant and Landlord as their interest may appear.


          Landlord and Tenant release each other from any and all liability or responsibility (to such party or anyone claiming through or under such party by way of subrogation or otherwise) for any loss or damage to the extent covered by the insurance policies maintained by, or for the benefit of, such party even if such casualty shall have been caused by the fault or negligence of the other party or its agents.

          If Tenant shall fail to maintain any insurance required to be maintained hereunder by Tenant for the benefit of Landlord, and either (i) such failure shall continue for ten (10) days after receipt by Tenant of notice from Landlord or insurer of such failure of (ii) Landlord shall in good faith determine that immediate arrangements for such insurance is necessary to prevent irreparable injury to an insurable interest of Landlord under such insurance and shall simultaneously give notice to Tenant to such effect, Landlord may cure such failure by making arrangements for such insurance and reasonable cost thereof, with interest at the Involuntary Interest Rate, shall be paid by Tenant to Landlord upon demand as additional rent hereunder.


          Tenant shall indemnify and save Landlord harmless from and against all liabilities, obligations, claims, damages, penalties, cause of action, judgments, costs and expenses, including reasonable attorneys' fees, imposed upon or incurred by Landlord by reason of any bodily injury or death to persons or damage to personal property occurring in the Premises or any part thereof or arising out of the condition thereof or any construction, repairs, alterations or additions thereon, or arising in connection with Tenant's possession or occupancy of the Premises or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Ground Lease and other agreements relating to the Premises. Anything in this Ground Lease to the contrary notwithstanding, Tenant shall have no obligation or liability in respect of anything resulting from or arising out of any act or negligence of Landlord, its agents, contractors, servants and employees.

          12. Eminent Domain.

          If, during the Term of this Ground Lease, the entire Premises are taken by eminent domain or destroyed by the action of any public or quasi-public authority or conveyed in lieu or in anticipation thereof (collectively, a "Taking"), or if a material portion of the Premises are the subject of a Taking and Tenant, at Tenant's sole option, gives notice to Landlord electing to terminate the Ground Lease, then in either of such events this Ground Lease shall terminate as of the date of possession shall be taken by the authority and all rent shall be adjusted as of the date. Landlord hereby assigns to Tenant the right to receive, and there shall be paid to Tenant or, to the extent provided in any Ground Leasehold Mortgages, to Ground Leasehold Mortgagees, the amount of any awards or other sums received, in proportion to the damages sustained by Tenant, as compensation as a result of any Taking, (i) the full value of any Improvements which are the subject of a Taking, whether or not the value of the Improvements is subject of a separate award or otherwise separately determined by the Taking authority; and (ii) the full value of the land which is the subject of the Taking less an amount equal to the then discounted present value of the rental income payable under this Ground Lease and the then discounted present value of the residual value of the Land hereby demised, which amount shall be paid to Landlord.

          If less than the entire Premises are the subject of a Taking and Tenant does not elect to terminate this Ground Lease, the rent payable hereunder shall thereafter by permanently abated in the same proportion that the land which is the subject of the Taking bears to the entire parcel of land constituting part of the Premises immediately prior to the Taking.

          In the event Landlord becomes aware of a Taking or involved in any proceedings or negotiations in which there is reference to or threat of a possible Taking of any interest in the Premises, Landlord shall promptly give notice thereof and such a general description to Tenant and to any Ground Leasehold Mortgagees, Landlord, Tenant and any Ground Leasehold Mortgagees may appear in such proceedings or negotiations and be represented by their respective counsel.

          13. Surrender; Default by Tenant.

          At the expiration or earlier termination of the Term of this Ground Lease, Tenant shall surrender the Premises to Landlord.

          If Tenant shall neglect or fail to pay or cause to be paid rent or other sums to be paid by it within thirty (30) days after notice to Tenant and to all Ground Leasehold Mortgagees from Landlord that the same is overdue, or shall neglect or fail to perform or cause to be performed any of Tenant's other covenants, agreements or obligations hereunder for sixty (60) days after notice to Tenant and all Ground Leasehold Mortgagees from Landlord specifying the same (provided that such period shall be extended if the matters complained of in such notice cannot reasonably be performed within sixty (60) days and Tenant begins promptly to perform such matters within sixty (60) days and thereafter prosecutes the correction to completion with reasonable diligence), then, in any of such cases, Landlord may, after giving an additional thirty (30) days notice of its intention to do so to Tenant and all Ground Leasehold Mortgagees, terminate the Term of this Ground Lease, in which event Tenant shall promptly vacate the Premises. Payment or performance by any Ground Leasehold Mortgagee shall be deemed to be payment or performance by Tenant.

          14. Landlord's Mortgages.

          Landlord covenants and agrees that it shall not grant mortgages upon Landlord's fee interest in the Premises, at any time.

          15. Right of First Refusal.

          If Landlord wishes to sell the Premises at any time during the Term, and if Tenant is not then in Terminable Default, Landlord shall first give Tenant a notice offering to sell the Premises to Tenant, specifying the terms and conditions on which Landlord is willing to sell the Premises. Tenant shall have the right to accept such offer by giving written notice to Landlord within thirty (30) days after Landlord's notice is given, which notice of acceptance shall be accompanied by the deposit (not in excess of 10% of the price) called for in Landlord's notice. If Tenant so accepts Landlord's offer, Landlord shall sell and Tenant shall purchase the Premises on all of the terms and conditions of Landlord's offer. If Tenant does not so accept Landlord's offer, Landlord shall be entitled at any time within six (6) months thereafter to sell the Premises on terms and conditions not materially more favorable to the buyer than those offered to Tenant. If Landlord does not sell the Premises within such six (6) month period Landlord shall not thereafter sell the Premises without giving Tenant such an offer. Any transfers by Landlord to members of the Morelli family shall be exempt from the provisions of this paragraph. Any and all members of the Morelli family who become owners of the Premises shall be bound by the provisions of the paragraph for purposes of transfers to purchasers not a member of the Morelli family.

          16. Non-Merger of Fee and Ground Leasehold Estates.

          If both Landlord's and Tenant's estates in the Premises or the Improvements or both become vested in the same owner, this Ground Lease shall nevertheless not be destroyed by agreement or by application of the doctrine or principle of merger except with the express, recorded written election of said owner and the express, recorded written consents of all Ground Leasehold Mortgagees.

          17. Limited Liability of Landlord, Tenant.

          The term "Landlord," as used in this Ground Lease, means only the owner from time to time of the land which constitutes part of the Premises, such that in the event of any sale or sales of such land, or assignments, transfers, or other conveyances of Landlord's rights under this Ground Lease, the selling or transferring Landlord shall be entirely freed and relieved of any covenants and obligations of Landlord hereunder thereafter arising.

         Landlord  agrees that  Landlord  shall look  solely to Tenant's  Ground
Leasehold Estate, including without limitation thereof, the Premises, in the event of any default or breach by Tenant with respect to any of the terms and provisions of this Ground Lease on the part of the Tenant to be performed or observed, it being understood and agreed that Tenant shall have no personal liability and that no other assets of Tenant shall be subject to levy, execution, or other judicial process or aware for the satisfaction of Landlord's claim. For the purposes of this paragraph, the term "Tenant" includes its general and limited partners, trustees, beneficiaries, directors, officers, and stockholders (as applicable from time to time) and Tenant's agents, contractors and employees.

         18. Estoppel Certificates.

         Tenant  agrees at any time and from time to time upon not less than ten
(10) days' prior written notice by Landlord or any other party designated by Landlord, to execute, acknowledge and deliver, without charge, to Landlord or to any other party designated by Landlord, a statement in writing certifying that this Ground Lease is in full force and effect and unmodified (or if there have been modifications, identifying the same), that Tenant has not received any notice of default under or termination of this Ground Lease (or if Tenant has received such notice, that it has been revoked, if such be the case), the date to which the rents to be paid hereunder by Tenant have been paid, and such other matters relating to the Premises, Tenant and this Ground Lease as Landlord may reasonably request.

         Landlord agrees at any time and from time to time upon not less than ten (10) days' prior written notice by Tenant, or a Ground Leasehold Mortgagee or any other party designated by Tenant, to execute, acknowledge and deliver, without charge, to Tenant, any Ground Leasehold Mortgagee or any other party designated by Tenant a statement in writing certifying that this Ground Lease is in full force and effect and unmodified (or if there have been modifications, identifying the same), that no notice of default or termination of this Ground Lease has been served on Tenant (or if Landlord has served such notice, that it has been revoked, if such be the case), that Landlord has no knowledge of any event or condition which would immediately or with the giving of any notice or lapse of time entitle it to serve notice of termination of this Ground Lease on Tenant (or if it has such knowledge, identifying the event or condition which would or may give rise to such right to terminate), the date to which the rents to be paid hereunder have been paid, and such other matters relating to the Premises, Landlord and this Ground Lease as Tenant may reasonably request.

         19. Notices.

         All notices and other communications required or permitted to be given hereunder shall be in writing and mailed by certified or registered mail, return receipt requested, and addressed as hereinafter provided. The time period in which a response to any notice must be made, if any, shall commence to run from the date of receipt, refusal, or attempted delivery on the return receipt of the notice. Any party listed below may change its address under this Paragraph 20 by notice to the other party hereto. Until further notice, notices hereunder shall be addressed as follows:

If to Landlord:                 Loretta M. Cimeo
                                c/o Thomas W. Morelli
                                209 Great Valley Center
                                Malvern, PA  19355
with a copy to:

If to Tenant:                   Promus Hotels, Inc.
                                755 Crossover Lane
                                Memphis, TN  38117
                                Attention: General Counsel

and with a copy to each Ground Leasehold Mortgagee;

         The address listed for Landlord above shall be the address at which payments of rent and other sums payable hereunder shall be made. Landlord may change the address for making payments hereunder by notice to Tenant, which address may be different from Landlord's address for notices hereunder.

         20. No Recording; Notices of Ground Lease.

         This Ground Lease shall not be recorded; Landlord and Tenant hereby agree, each at the request of the other or of any leasehold mortgagee, promptly to execute, acknowledge, and deliver in recordable form such short forms or memorandum of lease or notices of assignments of rents and profits or other instruments containing such information as may from time to time be necessary or appropriate under the law of the state in which the Premises are located. The initial notice of lease or memorandum of lease shall be recorded at the expense of Landlord and any other such instrument shall be recorded at the expense of the party requesting such instrument.

         21. Attorneys' Fees and Other Costs.

         The parties to this Ground Lease shall bear their own attorneys fees in relation to negotiating and drafting this Agreement. Should Landlord or Tenant engage in litigation to enforce their respective rights pursuant hereto, the prevailing party shall have the right to indemnify by the non-prevailing party for an amount equal to the prevailing party's reasonable attorneys' fees, court costs, and expenses arising therefrom.

         22. General.

         This Ground Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. If any provisions of this Ground Lease shall to any extent and for any reason be invalid or illegal, the remainder of this Ground Lease shall not be affected thereby. This Ground Lease may be amended only by instruments in writing executed by Landlord and Tenant. The failure of Landlord to insist in any one or more instances upon the strict performance of any of the covenants of this Ground Lease, or to exercise any remedy herein set forth, shall not constitute or be construed as a waiver or relinquishment of such covenant or remedy in future such instances. The titles of the Paragraphs contained herein are for identification and convenience only and shall not be considered in construing this Ground Lease. Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Ground Lease shall be construed to mean those named in Paragraph 1 and their respective successors and assigns, and those claiming by, through, or under them, respectively. Payment or performance by any Ground Leasehold Mortgagee of any covenant or obligation of Tenant hereunder shall be deemed to be payment or performance by Tenant.

         23. Power of Attorney.

         The undersigned, being all of the owners of the Premises, have made, and by their execution of this Ground Lease, hereby appoint Thomas W. Morelli as their true and lawful attorney-in-fact for each of them to enter into, make, sign, modify, amend, compromise, settle, deliver and to perform each and every act or thing necessary or desirable to be done in the exercise of any of the rights or powers granted in this Ground Lease. The undersigned individuals do hereby confirm and ratify any writing, or thing that, in the option of Thomas W. Morelli, is necessary or proper to be entered into, made, signed, executed, delivered or acknowledged in the performance of this Ground Lease. The rights, powers, and authority of Thomas W. Morelli, as attorney-in-fact, shall commence and be in full force on the date of this Ground Lease. These rights, powers, and authorities shall continue in full force and effect until termination of this Ground Lease. If Thomas W. Morelli is, for any reason, unable to act as attorney-in-fact, Landlord agrees to promptly appoint a successor attorney-in-fact having the same rights, powers and authority granted to Thomas W. Morelli pursuant to this Section 23. The undersigned do hereby ratify and confirm the Agreement To Lease pertaining to the Premises dated September 18, 1995, between Thomas W. Morelli and Promus Hotels, Inc.

         IN WITNESS WHEREOF, the parties have caused this Ground Lease to be executed under seal as of the day and year first above written.

                                Landlord:


                                /s/ Loretta M. Cimeo
                                ------------------------------------------------
                                Loretta M. Cimeo

                                /s/ George C. Morelli
                                ------------------------------------------------
                                George C. Morelli

                                /s/ Joseph P. Morelli
                                ------------------------------------------------
                                Joseph P. Morelli

                                /s/ Esther E. Morelli
                                ------------------------------------------------
                                Esther E. Morelli

                                /s/ Thomas W. Morelli
                                ------------------------------------------------
                                Thomas W. Morelli

                                /s/ Charles P. Morelli
                                ------------------------------------------------
                                Charles P. Morelli

                                /s/ John J. Morelli
                                ------------------------------------------------
                                John J. Morelli

                                Tenant:     PROMUS HOTELS, INC.

                                By:  /s/ Terry O'Mally
                                     -------------------------------------------
                                Its:  Vice President
                                     -------------------------------------------

                         CHESTER VALLEY ENGINEERS, INC.
                        CIVIL ENGINEERS & LAND SURVEYORS
                                   EST. 1935

                         #13811 - Homewood  Suites
                         Line Easement Description
                         April 11, 1996
                         Dwg. 15554
                         Page 1

                         ALL  THAT  CERTAIN  line  SITUATE  in  East   Whiteland
                         Township,  Chester County,  Pennsylvania being shown as
[ILLEGIBLE]              Line Easement  Description on Land Development Plan for
                         Homewood  Suites dated November 2, 1995, and being last
                         revised  March 26,  1996 by Chester  Valley  Engineers,
                         Inc.,  Paoli,   Pennsylvania,   and  being  more  fully
                         described along the centerline of a proposed storm sewer pipe as follows:

                         BEGINNING at a point on line of land now or late of Penn State University, said beginning point being measured the two (2) following courses and distances from an iron pin on the southeasterly right of way line of Swedesford Road, E.R.-1002. 94' wide, said iron pin being a common corner with said land of Penn State
                         University: (1) South 28 degrees 04 minutes 35 seconds East 566 35 feet to an iron pin; (2) South 59 degrees 09 minutes 34 seconds West 17.06 feet to a point of intersection with a storm sewer pipe, the point of beginning; thence from the point of beginning, following said storm sewer pipe through said land of Penn State University had three (3) following courses and distances: (1) South 17 degrees 15 minutes 44 seconds East 32.94 feet to MH #3; (2) South 78 degrees 10 minutes 39 seconds East 241.27 feet to MH #4; (3) continuing along said storm sewer pipe easterly to an existing Basin Easement, the point of terminus.

                                  EXHIBIT "A"

    159 WEST LANCASTER AVENUE o P.O. BOX 447 o PAOLI o PENNSYLVANIA o 18508
                      (618) 644-4625 o Fax (618) 889-9183

                           AMENDMENT TO GROUND LEASE


This Amendment to Ground Lease (Amendment) is entered into as of this the 1st day of July, 1996, between Thomas W. Morelli (hereafter Landlord) and Promus Hotels, Inc. (hereafter Tenant).

                                    RECITALS

A. Of even date herewith, Landlord and Tenant entered into a Ground Lease regarding certain real property located in Malvern, East Whiteland
     Township, Pennsylvania, as more particularly described on an Exhibit A attached thereto.

B. Landlord and Tenant now desire to amend certain portions of the Ground Lease as more particularly set forth herein.

C. Thomas W. Morelli is executing this Amendment as attorney-in-fact for Loretta M. Cimeo, George C. Morelli, Joseph P. Morelli, Esther E. Morelli, Charles P. Morelli, and John J. Morelli pursuant to Section 23. Power of Attorney of the Ground Lease.

                                   AGREEMENT

Now, Therefore, in consideration of the mutual terms and conditions contained herein, Landlord and Tenant agree that the Ground Lease is hereby amended as follows:

1. Section 4. Rent is amended by deleting the second paragraph in its entirety and substituting the following language therefore:

     The Annual Rent with respect to the first five (5) Ground Lease Years of the Original Term shall be $100,000, commencing on May 1, 1997 or upon the date that the Improvements on the Premises are opened to the public for business, whichever date occurs first.

2.   Except as amended hereby, the Ground Lease shall remain unchanged.

In Witness Whereof, Landlord and Tenant have executed this Amendment effective on the day and date first written above.


                                                     LANDLORD: THOMAS W. MORELLI


                                                     /s/ Thomas W. Morelli
                                                     ---------------------------

                                                     TENANT: PROMUS HOTELS, INC.

                                                     BY: /s/ Terry O'Malley
                                                         -----------------------

                                                     ITS: Vice President
                                                          ----------------------

                         CHESTER VALLEY ENGINEERS, INC.
                        CIVIL ENGINEERS & LAND SURVEYORS
                                    EST. 1935

                         #13811 - Homewood  Suites
                         Line Easement Description
                         April 11, 1996
                         Dwg. 15554
                         Page 1

                         ALL  THAT  CERTAIN  line  SITUATE  in  East   Whiteland
                         Township,  Chester County,  Pennsylvania being shown as
[ILLEGIBLE]              Line Easement  Description on Land Development Plan for
                         Homewood  Suites dated November 2, 1995, and being last
                         revised  March 26,  1996 by Chester  Valley  Engineers,
                         Inc.,  Paoli,   Pennsylvania,   and  being  more  fully
                         described along the centerline of a proposed storm sewer pipe as follows:

                         BEGINNING at a point on line of land now or late of Penn State University, said beginning point being measured the two (2) following courses and distances from an iron pin on the southeasterly right of way line of Swedesford Road, E.R.-1002. 94' wide, said iron pin being a common corner with said land of Penn State
                         University: (1) South 28 degrees 04 minutes 35 seconds East 566 35 feet to an iron pin; (2) South 59 degrees 09 minutes 34 seconds West 17.06 feet to a point of intersection with a storm sewer pipe, the point of beginning; thence from the point of beginning, following said storm sewer pipe through said land of Penn State University the three (3) following courses and distances: (1) South 17 degrees 15 minutes 44 seconds East 32.94 feet to MH #3; (2) South 78 degrees 10 minutes 39 seconds East 241.27 feet to MH #4; (3) continuing along said storm sewer pipe easterly to an existing Basin Easement, the point of terminus.

                                  EXHIBIT "A"

    159 WEST LANCASTER AVENUE o P.O. BOX 447 o PAOLI o PENNSYLVANIA o 18508
                      (618) 644-4625 o Fax (618) 889-9183

                        SECOND AMENDMENT TO GROUND LEASE
                                      AND
                         AMENDMENT TO SHORT FORM LEASE

         THIS SECOND AMENDMENT TO GROUND LEASE AND AMENDMENT TO SHORT FORM LEASE (collectively, this "Amendment") is entered into as of this the 6th day of March, 2000, between LORETTA M. CIMEO, GEORGE C. MORELLI, JOSEPH P. MORELLI, ESTHER E. MORELLI, CHARLES P. MORELLI, THOMAS W. MORELLI AND JOHN J. MORELLI (colletively, "Landlord") and PROMUS HOTELS, INC. (hereafter, "Tenant").

                                    RECITALS

         A. On July 1, 1996 Landlord and Tenant entered into a Ground Lease regarding certain real property located in Malvern, East Whiteland Township, Pennsylvania, as amended by Amendment To Ground Lease between Landlord and Tenant also dated July 1, 1996 (collectively, the "Ground Lease").

         B. Landlord and Tenant also entered into a Short Form Lease which was recorded in the Office of the Recorder of Deeds, Chester County, Pennsylvania on November 15, 1996 as Instrument No. 68773 in Book 4107, Page 2237 and re-recorded as Instrument No. 24154 in Book 4171, Page 2029 (the "Short Form Lease").

         C. Due to an error Exhibit A attached to the Ground Lease and the Short Form Lease does not describe the premises intended to be demised pursuant to the Ground Lease.

         D. Landlord and Tenant desire to correct said error by amending Exhibit A attached to the Ground Lease and the Short Form Lease.

         E. Thomas W. Morelli is executing this Amendment as attorney-in-fact for Lorena M. Cimeo, George C. Morelli, Joseph P. Morelli, Esther E. Morelli, Charles P. Morelli, and John J. Morelli pursuant to Section 23. Power of Attorney of the Ground Lease.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, Landlord and Tenant agree that the Ground Lease and the Short Form Lease is each amended as follows:

         1. Exhibit A attached to each of the Ground Lease and the Short Form Lease is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment.

         2. Except as amended hereby, the Ground Lease and the Short Form Lease shall remain unchanged.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment effective on the day and year first above written.

                                                    LANDLORD:


                                                    /s/ Thomas W. Morelli
                                                    ---------------------------
                                                    THOMAS W. MORELLI
                                                    as attorney-in-fact


                                                    TENANT:

                                                    PROMUS HOTELS, INC.


                                                    By /s/ Kevin W. Kern
                                                       ------------------------
                                                       Name: Kevin W. Kern
                                                       Title: V.P.

STATE OF PENNSYLVANIA    )
                         ) ss.:
COUNTY OF CHESTER        )

         On this 6th day of March, 2000, before me, the undersigned officer, personally appeared Thomas W. Morelli, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                 /s/ Lynda Ellison
                                             -----------------------------------
                                             Notary Public

My commission expires:


     -----------------------------------
                Notarial Seal
         Lynda Ellison, Notary Public
         Malvern Boro. Chester County
     My Commission Expires June 17, 2002
     -----------------------------------
Member, Pennsylvania Association of Notaries

STATE OF TENNESSEE   )
                     ) ss.:
COUNTY OF SHELBY     )

         On this 13th day of March, 2000, before me, the undersigned officer, personally appeared Kevin W. Kern, Vice President of PROMUS HOTELS, INC., who acknowledged himself to be the Vice President of said corporation and that he, as such officer, being authorized to do so on behalf of the corporation, executed the foregoing instrument, for the purposes therein contained, by signing the name of the corporation, as Vice President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                         /s/ Connie L. ????
                                                         -----------------------
                                                         Notary Public

My commission expires:

12-16-2000
----------------------
                            [NOTARY PUBLIC GRAPHIC]

                                   EXHIBIT A

                         LEGAL DESCRIPTION OF PREMISES

ALL THAT CERTAIN of land SITUATE in East Whiteland Township, Chester County, Pennsylvania, being bounded and described according to a Survey and Plan thereof entitled ALTA/ACSM Land Title Survey for Promus Hotel Corporation, dated August 12, 1996 by Chester Valley Engineers, Inc., Paoli, Pennsylvania, and being more fully described as follows:

BEGINNING at a point on the southerly Legal Right of May Line of Swedesford Road
- S.R. 1002, 94 feet wide, a corner in common of these and lands now or late of the Pennsylvania State University: THENCE from the point of beginning, leaving said right of way line, along said lands, South 28 degrees 04 minutes 35 seconds East 566.35 feet to a point on line of other lands now or late of the Pennsylvania State University: THENCE along said lands, along the northerly Legal Right of Way Line for Limited Access of U.S. Routh 202 - S.R. 0202, variable width, South 59 degrees 09 minutes 34 seconds West 168.05 feet: THENCE continuing along said right of way line, North 88 degrees 24 minutes 32 seconds West 186.61 feet to a corner of lands now or late of Loretta M. Cimeo, et al:
THENCE leaving said right of way line, along said lands, North 28 degrees 04 minutes 35 second West 457.22 feet to a point on the southerly Legal Right of Way Line of Swedesford Road - S.R. 1002, aforesaid: THENCE along said right of way line, along a curve to the right having a radius of 13.468.61 feet. an arc length of 330.94 feet, and a chord bearing North 57 degrees 36 minutes 55 seconds East 330.94 feet to the point of beginning.